UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: February 1, 2005
Date of Earliest Event Reported: January 26, 2005

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware		73-1493906
(State or other jurisdiction	1-11727	(IRS Employer
of incorporation)	(Commission File Number)	Identification No.)

2838 Woodside Street
Dallas, Texas 75204
(Address of principal executive offices) (Zip Code)
(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Units Purchase Agreement
Purchase and Sale Agreement
Cushion Gas Litigation Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.

On January 26, 2005, Energy Transfer Partners, L.P. (the “Partnership”) issued a press release announcing that the Partnership, through its operating subsidiary, La Grange Acquisition, L.P. (“La Grange”), had acquired a controlling interest in the entity owning the Houston Pipeline system and related storage facilities from AEP Energy Services Gas Holding Company II, L.L.C. and HPL Storage LP (the “AEP Sellers”), subsidiaries of American Electric Power Company (“AEP”). The interests acquired by La Grange consisted of a 1% general partner interest and a 97% limited partner interest (the “HPL Interests”) in HPL Consolidation LP, a Delaware limited partnership. The remaining 2% limited partner interest was retained by HPL Storage, LP. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

In connection with the transaction, the parties entered into a Cushion Gas Litigation Agreement with respect to ongoing litigation involving AEP Asset Holdings LP, AEP Leaseco LP, Houston Pipe Line Company LP and HPL Resources Company LP (the “HPL Companies”), subsidiaries of HPL Consolidation LP. The litigation involves certain claims by Bank of America with respect to gas stored in the Bammel Storage Reservoir (the “Cushion Gas”), a facility owned and operated by the HPL Companies, and related claims asserted against Bank of America. Under the terms of the Cushion Gas Litigation Agreement, the AEP Sellers retain control of the litigation and have agreed to indemnify La Grange and the HPL Companies for any damages arising from the litigation and the loss of use of the Cushion Gas, up to a maximum of the amount paid by La Grange for the HPL Companies and the gas inventory. The Cushion Gas Litigation Agreement terminates upon final resolution of the litigation. A copy of the Cushion Gas Litigation Agreement is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 26, 2005, the Partnership’s subsidiary, La Grange, acquired 98% of the general partner and limited partner interests of HPL Consolidation LP, described in Item 1.01 above. HPL Consolidation LP owns all of the limited and general partner interests in the HPL Companies. The assets of the HPL Companies include approximately 4,200 miles of intrastate pipeline with an aggregate capacity of 2.4Bcf/day, the 7,000 acre underground Bammel storage reservoir and related transportation assets. La Grange paid approximately $825 million for the HPL Interests, subject to working capital adjustments. The acquisition was financed through a combination of sources, including borrowings under the Partnership’s current credit facility and a private placement of the Partnership’s common units with institutional investors. A copy of the Purchase and Sale Agreement with respect to the acquisition of the HPL Interests is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On January 26, 2005, the Partnership announced that it had issued $350 million of the Partnership’s common units in a private placement to institutional investors as part of the financing of the acquisition of the HPL Interests described in Items 1.01 and 2.01 above. On January 26, 2005, the Partnership issued 3,148,147 common units to three institutional purchasers: Kayne Anderson MLP Investment Company, Fiduciary/Claymore MLP Opportunity

Fund and Energy Income and Growth Fund, for total consideration of $170,000,000. These common units were not registered under the Securities Act of 1933, as amended, but were issued pursuant to an exemption from registration pursuant to Section 4(2). The Partnership has agreed to file a registration statement on Form S-3 for the resale of these unregistered common units by the purchasers within 90 days of their issuance.

Also on January 26, 2005, the Partnership became obligated under a Units Purchase Agreement dated January 14, 2005, in which it agreed to issue an additional 3,333,333 common units to five institutional purchasers: ZLP Opportunity Fund, LP, Brahman Partners II, L.P., BY Partners, L.P., Brahman C.P.F. Partners, L.P. and Brahman Partners III, L.P., for total consideration of $180,000,000. The purchasers of these common units have requested postponement of the delivery of the common units until common units registered under the Partnership’s existing Form S-3 registration statement or registered pursuant to the Form S-3 registration statement described above can be delivered by the Partnership.

No underwriting discounts or commissions were paid in connection with the private placement. The proceeds from the private placement were utilized to fund a portion of the purchase price of the acquisition of the HPL Interests.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required in connection with the business acquisition described in Item 2.01 will be filed within seventy-one (71) days of the filing of this Report on Form 8-K.

(b) Pro forma financial information.

The financial information required in connection with the business acquisition described in Item 2.01 will be filed within seventy-one (71) days of the filing of this Report on Form 8-K.

(c) Exhibits. The following exhibits are being furnished herewith:

Exhibit 4.1 – Units Purchase Agreement dated January 14, 2005, between Energy Transfer Partners, L.P. and the Purchasers, ZLP Opportunity Fund, L.P., Brahman Partners II, L.P., BY Partners, L.P., Brahman C.P.F. Partners, L.P. and Brahman Partners III, L.P.

Exhibit 10.1 – Purchase and Sale Agreement dated January 26, 2005, among HPL Storage LP and AEP Energy Services Gas Holding Company II, L.L.C., as Sellers, and La Grange Acquisition, L.P., as Buyer.

Exhibit 10.2 – Cushion Gas Litigation Agreement dated January 26, 2005, by and among AEP Energy Services Gas Holding Company II, L.L.C. and HPL Storage LP, as Sellers, and La Grange Acquisition, L.P., as Buyer, and AEP Asset Holdings LP, AEP Leaseco LP, Houston Pipe Line Company, LP and HPL Resources Company LP, as Companies.

Exhibit Number 99.1 – Press Release dated January 26, 2005 announcing the acquisition of the controlling interests in the entity owning the Houston Pipeline system and related storage facilities.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	U.S. Propane L.P., General Partner
	By:	U.S. Propane L.L.C., General Partner

Date: February 1, 2005	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer and officer duly
authorized to sign on behalf of the registrant

	By:	/s/ Kelcy L. Warren

Kelcy L. Warren
Co-Chief Executive Officer and officer duly
authorized to sign on behalf of the registrant

EXHIBIT INDEX

Exhibit No.	Description
4.1	Units Purchase Agreement dated January 14, 2005, between Energy Transfer Partners, L.P. and the Purchasers, ZLP Opportunity Fund, L.P., Brahman Partners II, L.P., BY Partners, L.P., Brahman C.P.F. Partners, L.P. and Brahman Partners III, L.P.

10.1	Purchase and Sale Agreement dated January 26, 2005, among HPL Storage LP and AEP Energy Services Gas Holding Company II, L.L.C., as Sellers, and La Grange Acquisition, L.P., as Buyer.

10.2	Cushion Gas Litigation Agreement dated January 26, 2005, by and among AEP Energy Services Gas Holding Company II, L.L.C. and HPL Storage LP, as Sellers, and La Grange Acquisition, L.P., as Buyer, and AEP Asset Holdings LP, AEP Leaseco LP, Houston Pipe Line Company, LP and HPL Resources Company LP, as Companies.

99.1	Press Release dated January 26, 2005 announcing the acquisition of the controlling interests in the entity owning the Houston Pipeline system and related storage facilities.